EXHIBIT 99.1

FOR IMMEDIATE RELEASE
Jones Apparel Group, Inc.

Contacts:	Wesley R. Card, Chief Operating and Financial Officer Anita Britt, Executive Vice President Finance (215) 785-4000

JONES APPAREL GROUP, INC. REPORTS THIRD QUARTER 2003 FINANCIAL RESULTS

  Earnings Per Share of $.71 Exceeds Company's Expectations
  Spring 2004 Launch of Jones New York Signature Product Line on Track
  Updates Guidance for 2003
  Reconfirms Guidance for 2004
  Repurchases $33 Million in Common Stock During Quarter
  Declares Regular Quarterly Cash Dividend of $.08 Per Share

NEW YORK, NEW YORK -- October 28, 2003 -- Jones Apparel Group, Inc. (NYSE:JNY) today reported results for the third quarter of 2003. While results were lower than last year, in large part due to previously disclosed exit costs surrounding the Lauren by Ralph Lauren licensed product line, they exceeded the Company's expectations. Revenues were $1.181 billion for the third quarter ended October 4, 2003, compared to $1.278 billion for the third quarter ended October 5, 2002. Earnings per share were $.71 for the third quarter of 2003 as compared to $.95 for the third quarter of 2002.

Peter Boneparth, Chief Executive Officer, stated, "We are quite pleased that these results surpassed our expectations. Throughout most of the third quarter, we noticed continued caution by consumers, apparently due to the lackluster employment situation and its impact on the overall economy. In the final weeks of the period, however, we experienced a stronger level of consumer spending in our own retail operation, as well as in the comparable store sales trends reported by many of our retail customers."

Wesley Card, Chief Operating and Financial Officer, commented, "Our operating margin for the quarter was 13.9%, compared to an operating margin of 17.4% for the third quarter of 2002. Incremental expenses incurred in the quarter to exit the Lauren by Ralph Lauren business (licensed from Polo Ralph Lauren Corporation) approximated $28 million and continued challenges in the status denim market resulted in higher markdowns in Polo Jeans Company, which combined, impacted the operating margin by approximately 3.3 percentage points."

Mr. Card further noted, "Inventory levels were $555 million as compared to $576 million in 2002, a 4% decrease. Accounts receivable were $621 million, or $74 million less than the prior year period. Our operating results generated positive operating cash flow for the first nine months of $77 million. We ended the quarter with $1 billion of debt resulting in a debt (net of $194 million cash on hand) to book capitalization ratio of 24.6%. During the quarter, we repurchased 1.1 million shares of Company common stock in the open market at an aggregate cost of $33 million. The dynamics of our balance sheet and operating cash flow continue to provide an excellent base for operating and growing our core business as well as acquiring new businesses."

Mr. Boneparth added, "We had a very successful Spring 2004 Market for the introduction of Jones New York Signature, our new lifestyle-inspired product line. The reaction from our retail customers was outstanding, resulting in a launch in over 800 department store locations for February 2004, with expected net sales of at least $200 million for the full year 2004. This highly anticipated launch will be supported by a comprehensive media campaign, including national advertising featuring a well known celebrity as the face of Signature in both fashion and lifestyle publications, and grassroots activities including trunk shows and in-store events, as well as retail support across all doors through our retail coordinator program."

"We believe that net revenues for the full year 2003 will approximate $4.3 billion resulting in earnings per share in a range of $2.45 to $2.50. We forecast operating cash flow for the full year 2003 to be approximately $500 million. Regarding 2004, we are affirming previously discussed guidance for net revenues of approximately $4 billion and earnings per share in a range of $2.25 to $2.50. The 2004 guidance excludes the contribution of the pending Kasper acquisition, changes to our existing capital and debt structure, and other acquisitions. We are forecasting cash flow from operations for 2004 to be in excess of $400 million."

- continued -

Mr. Boneparth continued, "We have rationalized our overhead and performed a review of our existing product lines within the better apparel segment of our business, given the transitions in the business for the introduction of Jones New York Signature, the exit from the Lauren and Ralph businesses and the pending acquisition of Kasper. During this process, we elected to close the Rena Rowan division effective for Fall 2004. The closure of this division will result in a $4.4 million writedown of the trademark portfolio value during the fourth quarter of 2003 which is reflected in our guidance for 2003."

Mr. Boneparth concluded, "We are anticipating a bankruptcy court order which will allow us to close on the purchase of Kasper A.S.L., Ltd., in early December. We are working with the various Kasper functional teams to assure a smooth integration process and look forward to the many opportunities that these businesses will present as part of Jones Apparel Group. We anticipate that the inclusion of the Kasper businesses for the short period at the end of 2003 may be slightly dilutive as a result of the purchase accounting adjustments that will be recorded as of the closing date."

The Company's Board of Directors has declared a regular quarterly cash dividend of $.08 per share to all common stockholders of record as of November 14, 2003 for payment on November 28, 2003.

The Company will host a conference call with management to discuss these results at 8:30 a.m. Eastern Time today, which is accessible by dialing 412-858-4600 or through a web cast at www.jny.com.

Jones Apparel Group, Inc. (www.jny.com), a Fortune 500 Company, is a leading designer and marketer of branded apparel, footwear and accessories. The Company's nationally recognized brands include: Jones New York; Polo Jeans Company licensed from Polo Ralph Lauren Corporation; Evan-Picone, Rena Rowan, Norton McNaughton, Gloria Vanderbilt, Erika, l.e.i., Energie, Nine West, Easy Spirit, Enzo Angiolini, Bandolino, Napier and Judith Jack. The Company also markets costume jewelry under the Tommy Hilfiger brand licensed from Tommy Hilfiger Corporation and the Givenchy brand licensed from Givenchy Corporation, and footwear and accessories under the ESPRIT brand licensed from Esprit Europe, B.V. Celebrating more than 30 years of service, the Company has built a reputation for excellence in product quality and value, and in operational execution.

Certain statements herein are "forward-looking statements'' made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including the strength of the economy and the overall level of consumer spending, the performance of the Company's products within the prevailing retail environment, and other factors which are set forth in the Company's 2002 Form 10-K and in all filings with the SEC made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

# # #

JONES APPAREL GROUP, INC.
CONSOLIDATED OPERATING RESULTS
(UNAUDITED)

All amounts in millions except per share data

                                                             THIRD QUARTER                        NINE MONTHS
                                                  -----------------------------------  -----------------------------------
                                                        2003               2002              2003               2002
                                                  ----------------   ----------------  ----------------   ----------------
Net sales                                         $1,171.1   99.2%   $1,271.0   99.5%  $3,372.6   99.3%   $3,357.4   99.4%
Licensing income (net)                                 9.4    0.8%        6.5    0.5%      22.6    0.7%       19.0    0.6%
                                                  --------  ------   --------  ------  --------  ------   --------  ------
Total revenues                                     1,180.5  100.0%    1,277.5  100.0%   3,395.2  100.0%    3,376.4  100.0%

Cost of goods sold                                   752.1   63.7%      793.1   62.1%   2,108.2   62.1%    2,054.4   60.8%
                                                  --------  ------   --------  ------  --------  ------   --------  ------
Gross profit                                         428.4   36.3%      484.4   37.9%   1,287.0   37.9%    1,322.0   39.2%
SG&A expenses                                        264.4   22.4%      262.7   20.6%     786.3   23.2%      795.8   23.6%
Executive compensation obligations                       -      -           -      -          -      -        31.9    0.9%
                                                  --------  ------   --------  ------  --------  ------   --------  ------
Income from operations                               164.0   13.9%      221.7   17.4%     500.7   14.7%      494.3   14.6%
Net interest expense and financing costs              13.9    1.2%       14.1    1.1%      42.1    1.2%       44.3    1.3%
Equity in earnings of unconsolidated affiliates        0.6    0.1%        0.7    0.1%       1.7    0.1%        0.7    0.0%
                                                  --------  ------   --------  ------  --------  ------   --------  ------
Income before taxes                                  150.7   12.8%      208.3   16.3%     460.3   13.6%      450.7   13.3%
Provision for income taxes                            56.8    4.8%       78.5    6.1%     173.5    5.1%      170.0    5.0%
                                                  --------  ------   --------  ------  --------  ------   --------  ------
Income before cumulative effect of change in
  accounting principle                                93.9    8.0%      129.8   10.2%     286.8    8.4%      280.7    8.3%
Cumulative effect of change in accounting
  for intangible assets, net of tax                      -      -           -      -          -      -        13.8    0.4%
                                                  --------  ------   --------  ------  --------  ------   --------  ------
Net income                                        $   93.9    8.0%   $  129.8   10.2%  $  286.8    8.4%   $  266.9    7.9%
                                                  ========  ======   ========  ======  ========  ======   ========  ======

Shares outstanding - diluted                         135.7              139.7             136.6              138.9
Earnings per share - diluted
  Income before cumulative effect of change in
    accounting principle                             $0.71              $0.95             $2.15              $2.07
  Cumulative effect of change in accounting
    for intangible assets, net of tax                    -                  -                 -              (0.10)
                                                  --------           --------          --------           --------
  Net income                                         $0.71              $0.95             $2.15              $1.97
                                                  ========           ========          ========           ========

Percentages may not add due to rounding.

JONES APPAREL GROUP, INC.
SEGMENT INFORMATION
(UNAUDITED)

all amounts in millions

                                        Wholesale  Wholesale    Wholesale
                                           Better   Moderate   Footwear &                 Other &
                                          Apparel    Apparel  Accessories    Retail  Eliminations  Consolidated
                                        -----------------------------------------------------------------------

For the fiscal quarter ended October 4, 2003
  Revenues from external customers         $410.6     $355.1       $240.8    $164.6          $9.4      $1,180.5
  Intersegment revenues                      26.8        2.9         18.9         -         (48.6)            -
                                        -----------------------------------------------------------------------
    Total revenues                          437.4      358.0        259.7     164.6         (39.2)      1,180.5
                                        -----------------------------------------------------------------------

  Segment income (loss)                     $60.0      $44.4        $49.7     $15.8         $(5.9)        164.0
                                        =========================================================
                                             13.7%      12.4%        19.1%      9.6%                       13.9%

  Net interest expense                                                                                    (13.9)
  Equity in earnings of unconsolidated affiliates                                                           0.6
                                                                                                        -------
    Income before provision for income taxes                                                             $150.7
                                                                                                        =======

For the fiscal quarter ended October 5, 2002
  Revenues from external customers         $508.2     $341.8       $255.4    $165.6          $6.5      $1,277.5
  Intersegment revenues                      27.9        3.8         21.1         -         (52.8)            -
                                        -----------------------------------------------------------------------
    Total revenues                          536.1      345.6        276.5     165.6         (46.3)      1,277.5
                                        -----------------------------------------------------------------------

  Segment income (loss)                    $128.0      $39.8        $49.2     $11.8         $(7.1)        221.7
                                        =========================================================
                                             23.9%      11.5%        17.8%      7.1%                       17.4%

  Net interest expense                                                                                    (14.1)
  Equity in earnings of unconsolidated affiliates                                                           0.7
                                                                                                        -------
    Income before provision for income taxes                                                             $208.3
                                                                                                        =======

For the fiscal nine months ended October 4, 2003
  Revenues from external customers       $1,173.9   $1,053.7       $663.0    $482.0         $22.6      $3,395.2
  Intersegment revenues                      69.3       11.5         48.5         -        (129.3)            -
                                        -----------------------------------------------------------------------
    Total revenues                        1,243.2    1,065.2        711.5     482.0        (106.7)      3,395.2
                                        -----------------------------------------------------------------------

  Segment income (loss)                    $209.8     $148.2       $125.2     $39.1        $(21.6)        500.7
                                        =========================================================
                                             16.9%      13.9%        17.6%      8.1%                       14.7%

  Net interest expense                                                                                    (42.1)
  Equity in earnings of unconsolidated affiliates                                                           1.7
                                                                                                        -------
    Income before provision for income taxes                                                             $460.3
                                                                                                        =======

For the fiscal nine months ended October 5, 2002
  Revenues from external customers       $1,325.9     $822.4       $700.1    $509.0         $19.0      $3,376.4
  Intersegment revenues                      75.9        9.5         58.5         -        (143.9)            -
                                        -----------------------------------------------------------------------
    Total revenues                        1,401.8      831.9        758.6     509.0        (124.9)      3,376.4
                                        -----------------------------------------------------------------------

  Segment income (loss)                    $301.9     $111.1        $99.7     $41.7        $(60.1)        494.3
                                        =========================================================
                                             21.5%      13.4%        13.1%      8.2%                       14.6%

  Net interest expense                                                                                    (44.3)
  Equity in earnings of unconsolidated affiliates                                                           0.7
                                                                                                        -------
    Income before provision for income taxes                                                             $450.7
                                                                                                        =======

JONES APPAREL GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

all amounts in millions

                                                        October 4,       October 5,
                                                              2003             2002
                                                     -------------    -------------
ASSETS
CURRENT:
  Cash and cash equivalents                                 $194.2            $28.7
  Accounts receivable, net of allowances
    of $48.3 and $49.6 for doubtful
    accounts, discounts, returns and
    co-op advertising                                        620.9            694.5
  Inventories                                                554.9            576.5
  Deferred taxes                                              77.9             58.8
  Other current assets                                        50.1             50.1
                                                        ----------       ----------
    TOTAL CURRENT ASSETS                                   1,498.0          1,408.6

Property, plant and equipment, at cost,
  less accumulated depreciation and
  amortization                                               256.5            262.3
Goodwill, less accumulated amortization                    1,587.7          1,541.0
Other intangibles, less accumulated amortization             670.7            680.8
Other assets                                                  49.9             95.8
                                                        ----------       ----------
                                                          $4,062.8         $3,988.5
                                                        ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
  Short-term debt and current portion of long-term
    debt and capital lease obligations                      $180.5            $64.2
  Accounts payable                                           200.3            289.2
  Income taxes payable                                        48.1             59.7
  Accrued expenses and other current liabilities             138.1            185.2
                                                        ----------       ----------
    TOTAL CURRENT LIABILITIES                                567.0            598.3
                                                        ----------       ----------

NONCURRENT LIABILITIES:
  Long-term debt and obligation under capital leases         831.3          1,006.0
  Deferred taxes                                             107.4             62.3
  Other                                                       48.8             36.6
                                                        ----------       ----------
    TOTAL NONCURRENT LIABILITIES                             987.5          1,104.9
                                                        ----------       ----------
    TOTAL LIABILITIES                                      1,554.5          1,703.2
                                                        ----------       ----------

STOCKHOLDERS' EQUITY                                       2,508.3          2,285.3
                                                        ----------       ----------
                                                          $4,062.8         $3,988.5
                                                        ==========       ==========

JONES APPAREL GROUP, INC.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

all amounts in millions

                                                             Nine Months Ended
                                                       ----------------------------
                                                          October 4,     October 5,
                                                                2003           2002
                                                       -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $286.8         $266.9
                                                          ----------     ----------
  Adjustments to reconcile net income to net
    cash provided by operating activities,
    net of acquisitions:
      Cumulative effect of change in accounting principle          -           13.8
      Amortization of original issue discount                   11.3           11.0
      Trademark impairment losses                                  -            5.8
      Depreciation and other amortization                       59.9           57.8
      Provision for losses on accounts receivable                1.0            2.6
      Deferred taxes                                            14.4            0.3
      Gain on short sale of U.S. Treasury Securities            (6.6)         (11.0)
      Losses on sale of assets                                   0.4            1.0
      Other                                                     (1.1)          (0.8)
      Changes in operating assets and liabilities:
        Accounts receivable                                   (231.5)        (182.5)
        Inventories                                            (23.4)          76.0
        Prepaid expenses and other current assets              (20.3)          (0.2)
        Other assets                                            16.8           15.9
        Accounts payable                                       (31.0)          57.5
        Income taxes payable                                    23.5           66.7
        Accrued expenses and other liabilities                 (23.7)         (10.5)
                                                          ----------     ----------
        Total adjustments                                     (210.3)         103.4
                                                          ----------     ----------
        Net cash provided by operating activities               76.5          370.3
                                                          ----------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisitions, net of cash acquired                               -         (332.7)
  Capital expenditures                                         (40.3)         (40.3)
  Payments relating to acquisitions                            (54.1)          (2.0)
  Net cash related to sale of U.S. Treasury bonds               12.2            9.2
  Acquisition of intangibles                                    (6.0)          (2.8)
  Repayment of loans to officers                                   -            2.0
  Proceeds from sale of property, plant and equipment           25.4            0.3
  Other                                                          0.2           (0.1)
                                                          ----------     ----------
  Net cash used in investing activities                        (62.6)        (366.4)
                                                          ----------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings under various credit facilities                   -           56.0
  Repayment of long-term debt                                   (7.4)          (2.0)
  Refinancing of acquired debt                                     -         (126.9)
  Principal payments on capitalized leases                      (4.0)         (11.6)
  Purchases of treasury stock                                  (92.1)         (29.5)
  Dividends paid                                               (10.1)             -
  Proceeds from exercise of employee stock options              10.0           62.2
                                                          ----------     ----------
  Net cash used in financing activities                       (103.6)         (51.8)
                                                          ----------     ----------

EFFECT OF EXCHANGE RATES ON CASH                                 0.6            0.1
                                                          ----------     ----------
NET DECREASE IN CASH AND CASH EQUIVALENTS                      (89.1)         (47.8)
CASH AND CASH EQUIVALENTS, beginning of period                 283.3           76.5
                                                          ----------     ----------
CASH AND CASH EQUIVALENTS, end of period                      $194.2          $28.7
                                                          ==========     ==========